MML SERIES

INVESTMENT FUND

ANNUAL REPORT
FOR THE YEAR ENDED DECEMBER 31, 2002

[GRAPHIC]

MML EQUITY INDEX FUND
MML SMALL CAP EQUITY FUND

TABLE OF CONTENTS

TO OUR SHAREHOLDERS                                                               i

MML EQUITY INDEX FUND
  Portfolio Manager Report                                                        1
  Portfolio of Investments                                                        3
  Financial Statements                                                            9

MML SMALL CAP EQUITY FUND (FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)
  Portfolio Manager Report                                                       13
  Portfolio of Investments                                                       15
  Financial Statements                                                           17

NOTES TO FINANCIAL STATEMENTS                                                    21

INDEPENDENT AUDITORS' REPORT                                                     28

DIRECTORS AND OFFICERS (UNAUDITED)                                               29

FEDERAL TAX INFORMATION (UNAUDITED)                                              32

MML SERIES INVESTMENT FUND -- LETTER TO SHAREHOLDERS

                                                                February 1, 2003

TO OUR SHAREHOLDERS

[PHOTO OF FREDERICK C. CASTELLANI]

"A BACK-TO-BASICS APPROACH IS MORE IMPORTANT THAN EVER."

2002'S DECLINE MAKES IT THREE IN A ROW

Stock prices fell for the third consecutive year in 2002, the first time that phenomenon has occurred since 1939-1941, when the United States stood at the threshold of World War II. For many investors, 2002 was the most grueling year of the current bear market, with the S&P 500 Index posting a loss of 22.1%, almost equaling its setbacks from the previous two years combined. Likewise, the Dow Jones Industrial Average retreated 15.1%, turning in its worst performance since 1977.(1) The NASDAQ Composite Index, a proxy for technology and other growth sectors, finished the period with a loss of 31.5%.

The year began on a hopeful note, as stocks meandered sideways in the first quarter, digesting the gains from a spirited fourth-quarter rally in 2001. However, share prices fell sharply when it became evident that the anticipated rebound in corporate earnings was not forthcoming. A series of corporate accounting scandals also took their toll on investors' psychology, as did alleged conflicts of interest among security analysts at a number of prominent firms. On the geopolitical front, tension between Israel and the Palestinians and the possibility of another terrorist strike unnerved investors. A falling U.S. dollar and rising crude oil prices were additional sources of concern. It was difficult to argue with analysts who dubbed it "the perfect economic storm," as the S&P 500 tumbled from the 1150 area in March to below 800 by July.

In late summer the market recovered somewhat, only to decline again in September and early October on bad news from the manufacturing sector and faltering consumer confidence. Amid widespread fears of a double-dip recession, the share prices of many lower-quality stocks were reduced to near-bankruptcy levels. Finally, in mid-October bargain hunters stepped in, producing a welcome rally that carried through November. News that the economy grew at an annualized rate of 4.0% in the third quarter, compared with just 1.3% in the second quarter, helped drive the advance. The Federal Reserve Board also contributed to the improving investment climate, cutting short-term interest rates by 50 basis points early in November. At the same time, the Fed moved back to a neutral bias from one favoring easing, suggesting that it was unlikely to trim rates again in the near future. The action left the target federal funds rate at 1.25%, its lowest level in over 40 years. However, lackluster retail sales during the holiday season and the increasingly likely prospect of military conflict with Iraq caused stocks to give back some of their gains as the year drew to a close.

Compared with the two previous years, it was much harder to find stocks that increased in value in 2002. For the year overall, not a single one of the 21 U.S. stock indexes monitored by the Frank Russell Company had a positive return, and all but two suffered double-digit declines.(2) Repeating a pattern evident in 2000 and 2001, value significantly outperformed growth. However, there was no consistent advantage in any one capitalization group--small-cap value bested large-cap value, while large-caps had the upper hand in the growth category.

TREASURIES BENEFIT FROM FLIGHT TO SAFETY

Investors looking for positive returns had smoother sailing in the bond market, as the Lehman Brothers Aggregate Bond Index, tracking the activity of taxable securities across the government, mortgage-backed and corporate sectors, returned 10.3% for the year. Reflecting investors' concerns about

----------
(1) Source: CNNMoney Web site, 12/31/02 article titled "Investors say ta-ta, 2002."
(2) Source: Russell Web site--U.S. Equity Index returns for 2002.

corporate earnings, Treasury securities were the best-performing fixed-income sector, while corporates fared the worst. Mortgage-backed debt, which tends to do well in an environment of stable interest rates, also outperformed the corporate sector.

Within corporates, quality was better, as investors sought to minimize their risk from defaults and credit rating downgrades. High-yield debt struggled in this environment, while at one point spreads on investment grade corporate securities ballooned to approximately 240 basis points above Treasuries, versus a normal spread of approximately 100 basis points. By year end, spreads had narrowed somewhat, as the Fed's rate cut and a rising stock market bolstered the sentiment of investors in corporate securities.

LOOKING AHEAD

The past three years have sorely tested the patience and resources of most investors, and certainly many questions remain about the outlook for 2003. War with Iraq, another terrorist attack, a softening in consumer spending and a continued drought in corporate capital spending are all factors that could make life challenging for investors in the short term.

However, some positive factors could offset those negatives. Over the past several years, many companies have completed significant restructuring projects, cutting costs and refocusing on core businesses. At the same time, the overcapacity plaguing many industries has been eliminated or at least lessened considerably. As a result, any significant rebound in demand would be reflected in the bottom line of many firms. Interest rates are near their historical lows, creating a favorable credit environment. Finally, it looks as though we can look forward to some kind of economic stimulus package from Washington.

We therefore believe that now is a good time to reflect on the merits of a long-term investment plan. Market history shows that the longer you are in the stock market, the better your chances of coming out ahead. Moreover, missing out on the early stages of an advance can be costly because that's often where some of the most powerful upward thrust in stock prices occurs. Since no one knows when a new bull market may begin, the best we can do is position ourselves in an attempt to take advantage of it when it hopefully does occur and let the historical long-term upward bias in stock prices work in our favor. In difficult times like this, a back-to-basics approach is more important than ever.

/s/ Frederick C. Castellani

Frederick C. Castellani
PRESIDENT
MML SERIES INVESTMENT FUND

MML EQUITY INDEX FUND -- PORTFOLIO MANAGER REPORT

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML EQUITY INDEX FUND?

The objectives and policies of the Fund are to:
- achieve long-term growth of capital through performance that closely tracks that of the S&P 500 Index
- invest in a portfolio of equity securities mirroring the sector and stock weightings of the S&P 500 Index

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's Class I shares returned -22.46%, slightly trailing the -22.09% return of the S&P 500 Index, a market capitalization-weighted, unmanaged index of 500 common stocks.

WHAT FACTORS INFLUENCED PERFORMANCE DURING THE PERIOD?

It was another challenging year for the S&P 500 Index, which suffered large declines in the second and third quarters of the year. Overly optimistic expectations for an economic recovery and a rebound in corporate earnings did a lot of the damage to share prices. However, additional damage was inflicted by a host of other factors, including corporate accounting scandals, concerns about the lack of objectivity in Wall Street research, rising tension between Israel and the Palestinians, the possibility of war with Iraq, a falling U.S. dollar and the anniversary of the September 11 terrorist attacks. Consequently, after falling more than 13% by mid-year, the index gave up another 17.28% in the third quarter. At the end of the third quarter, the S&P 500 Index was posting negative results over the previous one-, three- and five-year periods. Reversing the previous quarter's results, value underperformed growth, as measured by the S&P 500 Barra Value Index's 20.46% decline versus the 14.12% loss in the S&P 500 Barra Growth Index. The market's small-cap and mid-cap segments also were sharply lower.

The Federal Reserve Board once again left interest rates unchanged at its August meeting, making six consecutive meetings in 2002 at which the Fed favored the status quo on rates. During the quarter, non-domiciled companies were removed from the benchmark, effective at the close of business on July 19. That change resulted in almost a 2% turnover, as seven stocks domiciled in Canada or Europe were deleted from the index.

The fourth quarter brought a welcome respite from the recent declines, as bargain hunters responded to the attractive valuations created by plunging share prices. The Federal Reserve Board did its part to help the rally, cutting short-term interest rates by 50 basis points. The S&P 500 Index gained 8.44% for the quarter, and all capitalization and style segments increased during the quarter. Large-cap value, as measured by the S&P 500 Barra Value Index's 9.90% gain, once again outperformed large-cap growth, reflected in the 7.11% advance of the S&P 500 Barra Growth Index. While it was a relief to see the market advancing, share prices began to retreat again in December. Weak holiday sales were one source of concern, as was the Bush administration's steady movement towards military conflict with Iraq.

Sector performance in the fourth quarter was positive without exception, led by the 38.17% surge in telecommunication services and the 22.45% gain in information technology. Information technology and financials, the two largest sectors in the index, accounted for over half of the quarter's gains. Even the weakest sector, consumer staples, turned in a positive result--1.15%. With investors rotating funds into traditional growth sectors, consumer staples, which typically outperforms the market when share prices are falling, fell behind. For the year, there were just 25 changes to the index, the fewest since 1996.

WHAT IS YOUR OUTLOOK?

The rally ending 2002 reminds us of a similar scenario that occurred at the end of 2001. However, there are some relevant differences between last year and this one. The most significant difference is that stock prices have fallen substantially and now reflect more modest expectations about earnings and economic growth. Moreover, corporations have implemented significant cost-cutting and other restructuring initiatives that have left them in much better financial shape. Capital spending remains an uncertainty, and the disappointing sales figures reported by retailers call into question how much longer the consumer can continue to spend without some retrenchment. Additionally, the possibility of waging war with Iraq continues to plague the market, adding a significant premium to crude oil prices and depressing investor sentiment. All of these cross-currents could play a part in the market's performance going forward.

MML EQUITY INDEX FUND
LARGEST STOCK HOLDINGS (12/31/02)

Microsoft Corp.
General Electric Co.
Exxon Mobil Corp.
Wal-Mart Stores, Inc.
Pfizer, Inc.
Citigroup, Inc.
Johnson & Johnson
American International Group, Inc.
International Business Machines Corp.
Merck & Co., Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Index Fund Class I and the S&P 500 Index

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                SINCE INCEPTION
                               ONE YEAR         AVERAGE ANNUAL
                          1/1/02 - 12/31/02    5/1/97 - 12/31/02
  MML Equity Index
  Fund Class I                 -22.46%               2.60%
----------------------------------------------------------------
  S&P 500 Index                -22.09%               3.12%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CLASS I         S&P 500 INDEX
5/1/97       $ 10,000           $ 10,000
Dec-97       $ 12,193           $ 12,255
Dec-98       $ 15,634           $ 15,757
Dec-99       $ 18,811           $ 19,073
Dec-00       $ 17,018           $ 17,338
Dec-01       $ 14,921           $ 15,279
Dec-02       $ 11,569           $ 11,903

Hypothetical Investments in MML Equity Index Fund Class II, Class III and the S&P 500 Index

  MML SERIES INVESTMENT FUND
  TOTAL RETURN

                                                SINCE INCEPTION
                               ONE YEAR         AVERAGE ANNUAL
                          1/1/02 - 12/31/02    5/1/00 - 12/31/02
  MML Equity Index
  Fund Class II                -22.29%              -16.21%
  MML Equity Index
  Fund Class III               -22.18%              -16.16%
----------------------------------------------------------------
  S&P 500 Index                -22.09%              -15.96%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              CLASS II      CLASS III       S&P 500 INDEX
5/1/00        $ 10,000       $ 10,000         $ 10,000
Dec-00        $  9,137       $  9,150         $  9,162
Dec-01        $  8,024       $  8,024         $  8,074
Dec-02        $  6,236       $  6,244         $  6,290

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML EQUITY INDEX FUND -- PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002

                                          NUMBER OF           MARKET
                                           SHARES             VALUE
                                         ----------       -------------
EQUITIES -- 98.6%

ADVERTISING -- 0.2%
Interpublic Group of
  Companies, Inc.                            13,807       $     194,403
Omnicom Group, Inc.                           6,706             433,208
TMP Worldwide, Inc.*                          3,976              44,969
                                                          -------------
                                                                672,580
                                                          -------------
AEROSPACE & DEFENSE -- 1.9%
Boeing Co.                                   31,069           1,024,966
General Dynamics Corp.                        7,307             579,957
Goodrich Corp.                                4,139              75,826
Honeywell
  International, Inc.                        30,190             724,560
Lockheed Martin Corp.                        16,640             960,960
Northrop Grumman Corp.                        6,884             667,748
Raytheon Co.                                 15,088             463,956
Rockwell Collins, Inc.                        6,268             145,794
United Technologies Corp.                    16,911           1,047,467
                                                          -------------
                                                              5,691,234
                                                          -------------
AIR TRANSPORTATION -- 0.2%
AMR Corp.*                                    5,997              39,580
Delta Air Lines, Inc.                         4,899              59,278
Southwest Airlines Co.                       28,540             396,706
                                                          -------------
                                                                495,564
                                                          -------------
APPAREL, TEXTILES & SHOES -- 0.6%
Gap, Inc.                                    32,445             503,546
Jones Apparel
  Group, Inc.*                                3,996             141,618
Limited Brands                               18,730             260,909
Liz Claiborne, Inc.                           4,274             126,724
Nike, Inc. Cl. B                             10,124             450,214
Nordstrom, Inc.                               5,535             104,999
Reebok
  International Limited*                      1,956              57,506
VF Corp.                                      3,851             138,829
                                                          -------------
                                                              1,784,345
                                                          -------------
AUTOMOTIVE & PARTS -- 0.9%
Cooper Tire & Rubber Co.                      2,146              32,920
Dana Corp.                                    5,703              67,067
Delphi Corp.                                 20,283             163,278
Ford Motor Co.                               66,267             616,283
General Motors Corp.                         20,330             749,364
Genuine Parts Co.                             5,929             182,613
The Goodyear Tire &
  Rubber Co.                                  6,665              45,389
Harley-Davidson, Inc.                        10,920             504,504
Navistar International Corp.*                 1,974              47,988
Paccar, Inc.                                  4,389       $     202,465
Visteon Corp.                                 4,812              33,492
                                                          -------------
                                                              2,645,363
                                                          -------------
BANKING, SAVINGS & LOANS -- 11.6%
AmSouth Bancorp                              12,659             243,053
Bank of America Corp.                        54,156           3,767,633
Bank of
  New York Co., Inc.                         26,345             631,226
Bank One Corp.                               43,332           1,583,785
BB&T Corp.                                   17,583             650,395
Capital One
  Financial Corp.                             7,900             234,788
Charter One
  Financial, Inc.                             7,876             226,277
Citigroup, Inc.                             186,744           6,571,521
Comerica, Inc.                                6,069             262,424
Fannie Mae                                   35,776           2,301,470
Fifth Third Bancorp                          21,363           1,250,804
First Tennessee
  National Corp.                              4,600             165,324
FleetBoston
  Financial Corp.                            38,702             940,459
Freddie Mac                                  25,386           1,499,043
Golden West
  Financial Corp.                             5,755             413,267
J.P. Morgan Chase & Co.                      73,273           1,758,552
KeyCorp                                      14,510             364,781
Marshall and Ilsley Corp.                     7,600             208,088
Mellon Financial Corp.                       15,994             417,603
National City Corp.                          21,298             581,861
North Fork
  Bancorporation, Inc.                        6,000             202,440
Northern Trust Corp.                          8,488             297,504
Providian Financial Corp.*                    9,902              64,264
Regions Financial Corp.                       7,752             258,607
SLM Corp.                                     5,814             603,842
SouthTrust Corp.                             12,910             320,813
State Street Corp.                           11,722             457,158
SunTrust Banks, Inc.                         10,790             614,167
Synovus Financial Corp.                      11,163             216,562
U.S. Bancorp                                 70,232           1,490,323
Union Planters Corp.                          7,012             197,318
Wachovia Corp.                               50,374           1,835,629
Washington Mutual, Inc.                      34,576           1,193,909
Wells Fargo & Co.                            61,229           2,869,803
Zions Bancorp                                 3,493             137,446
                                                          -------------
                                                             34,832,139
                                                          -------------
BEVERAGES -- 3.0%
Anheuser-Busch
  Companies, Inc.                            31,948       $   1,546,283
Brown-Forman Corp. Cl. B                      2,390             156,210
The Coca-Cola Co.                            89,976           3,942,748
Coca-Cola
  Enterprises, Inc.                          16,174             351,299
Coors (Adolph) Co. Cl. B                      1,289              78,951
The Pepsi Bottling
  Group, Inc.                                10,338             265,687
PepsiCo, Inc.                                62,808           2,651,754
                                                          -------------
                                                              8,992,932
                                                          -------------
BROADCASTING, PUBLISHING &
  PRINTING -- 3.4%
American Greetings
  Corp. Cl. A*                                2,123              33,543
AOL Time Warner, Inc.                       163,208           2,138,025
Clear Channel
  Communications, Inc.*                      21,949             818,478
Comcast Corp. Cl. A*                         84,418           1,989,732
Dow Jones & Co., Inc.                         3,426             148,106
Gannett Co., Inc.                             9,635             691,793
Knight Ridder, Inc.                           2,555             161,604
The McGraw-Hill
  Companies, Inc.                             7,330             443,025
Meredith Corp.                                1,744              71,696
New York Times Co. Cl. A                      5,465             249,914
Tribune Co.                                  10,909             495,923
Univision Communications,
  Inc. Cl. A*                                 8,400             205,800
Viacom, Inc. Cl. B*                          63,968           2,607,336
                                                          -------------
                                                             10,054,975
                                                          -------------
BUILDING MATERIALS &
  CONSTRUCTION -- 0.2%
Louisiana-Pacific Corp.*                      3,556              28,661
Masco Corp.                                  17,967             378,205
Vulcan Materials Co.                          3,510             131,625
                                                          -------------
                                                                538,491
                                                          -------------
CHEMICALS -- 1.5%
Air Products &
  Chemicals, Inc.                             8,458             361,579
Ashland, Inc.                                 2,403              68,558
Dow Chemical Co.                             33,568             996,970
Du Pont (E.I.) de
  Nemours & Co.                              36,704           1,556,250
Eastman Chemical Co.                          3,000             110,310
Engelhard Corp.                               4,493             100,419
Great Lakes
  Chemical Corp.                              1,655              39,521
Hercules, Inc.*                               3,706              32,613

                                                             (CONTINUED)

    The accompanying notes are an integral part of the financial statements.

                                          NUMBER OF           MARKET
                                           SHARES             VALUE
                                         ----------       -------------
International Flavors &
  Fragrances, Inc.                            3,246       $     113,935
Monsanto Co.                                 10,185             196,061
PPG Industries, Inc.                          5,789             290,318
Praxair, Inc.                                 5,482             316,695
Rohm & Haas Co.                               8,240             267,635
                                                          -------------
                                                              4,450,864
                                                          -------------
COMMERCIAL SERVICES -- 1.5%
Allied Waste
  Industries, Inc.*                           6,760              67,600
Apollo Group, Inc. Cl. A*                     6,600             290,400
Block (H&R), Inc.                             6,474             260,255
Cendant Corp.*                               37,442             392,392
Cintas Corp.                                  6,490             296,917
Concord EFS, Inc.*                           18,384             289,364
Convergys Corp.*                              6,216              94,172
Donnelley (R.R.) &
  Sons Co.                                    3,922              85,382
eBay, Inc.*                                  10,900             739,238
Ecolab, Inc.                                  4,458             220,671
Equifax, Inc.                                 4,759             110,123
Fluor Corp.                                   2,627              73,556
Moody's Corp.                                 5,346             220,736
Paychex, Inc.                                14,097             393,306
PerkinElmer, Inc.                             5,008              41,316
Quest Diagnostics, Inc.*                      3,364             191,412
Quintiles
  Transnational Corp.*                        4,010              48,521
Robert Half
  International, Inc.*                        5,880              94,727
Ryder System, Inc.                            2,282              51,208
Waste Management, Inc.                       22,353             512,331
                                                          -------------
                                                              4,473,627
                                                          -------------
COMMUNICATIONS -- 1.8%
ADC
  Telecommunications, Inc.*                  27,448              57,366
Andrew Corp.*                                 3,961              40,719
Avaya, Inc.*                                 12,472              30,556
Ciena Corp.*                                 16,241              83,479
Citizens
  Communications Co.*                        11,201             118,171
Lucent
  Technologies, Inc.*                       125,779             158,482
Network Appliance, Inc.*                     11,920             119,200
Nextel Communications,
  Inc. Cl. A*                                35,030             404,596
Qualcomm, Inc.*                              28,030           1,020,012
SBC
  Communications, Inc.                      121,646           3,297,823
Scientific-Atlanta, Inc.                      5,610              66,535
Tellabs, Inc.*                               15,112             109,864
                                                          -------------
                                                              5,506,803
                                                          -------------
COMMUNICATIONS EQUIPMENT -- 0.3%
Motorola, Inc.                               84,210       $     728,416
                                                          -------------
COMPUTER INTEGRATED SYSTEMS
  DESIGN -- 0.3%
Autodesk, Inc.                                3,990              57,057
Computer Sciences Corp.*                      6,187             213,142
Parametric
  Technology Corp.*                           9,034              22,766
Sun Microsystems, Inc.*                     117,108             364,206
Teradyne, Inc.*                               6,760              87,948
Unisys Corp.*                                12,615             124,888
                                                          -------------
                                                                870,007
                                                          -------------
COMPUTER PROGRAMMING
  SERVICES -- 0.0%
Mercury Interactive Corp.*                    2,970              88,060
                                                          -------------
COMPUTERS & INFORMATION -- 2.5%
Apple Computer, Inc.*                        12,826             183,797
Cisco Systems, Inc.*                        262,773           3,442,326
Comverse
  Technology, Inc.*                           6,822              68,356
Dell Computer Corp.*                         94,947           2,538,883
EMC Corp.*                                   79,432             487,712
Gateway, Inc.*                               10,690              33,567
International Game
   Technology*                                3,179             241,350
Jabil Circuit, Inc.*                          7,278             130,422
Lexmark
  International, Inc.*                        4,564             276,122
Solectron Corp.*                             29,381             104,303
Symbol Technologies, Inc.                     7,735              63,582
                                                          -------------
                                                              7,570,420
                                                          -------------
COMPUTERS & OFFICE EQUIPMENT -- 2.5%
Electronic Data
  Systems Corp.                              17,171             316,462
Hewlett-Packard Co.                         111,215           1,930,692
International Business
  Machines Corp.                             61,514           4,767,335
Pitney Bowes, Inc.                            8,602             280,941
Xerox Corp.*                                 26,114             210,218
                                                          -------------
                                                              7,505,648
                                                          -------------
CONTAINERS -- 0.2%
Ball Corp.                                    2,110             108,011
Bemis Co., Inc.                               1,783              88,490
Pactiv Corp.*                                 6,359             139,008
Sealed Air Corp.*                             2,891             107,834
Temple-Inland, Inc.                           1,938              86,842
                                                          -------------
                                                                530,185
                                                          -------------
COSMETICS & PERSONAL CARE -- 2.6%
Alberto-Culver Co. Cl. B                      2,038             102,715
Avon Products, Inc.                           8,578             462,097
Colgate-Palmolive Co.                        20,177           1,057,880
The Gillette Co.                             38,983           1,183,524
Kimberly-Clark Corp.                         19,103       $     906,819
The Procter & Gamble Co.                     47,004           4,039,524
                                                          -------------
                                                              7,752,559
                                                          -------------
DATA PROCESSING & PREPARATION -- 0.8%
Automatic Data
  Processing, Inc.                           21,804             855,807
Deluxe Corp.                                  2,214              93,209
First Data Corp.                             27,760             982,982
Fiserv, Inc.*                                 6,921             234,968
IMS Health, Inc.                             10,224             163,584
NCR Corp.*                                    3,450              81,903
                                                          -------------
                                                              2,412,453
                                                          -------------
ELECTRIC UTILITIES -- 2.5%
AES Corp.*                                   18,349              55,414
Allegheny Energy, Inc.                        5,120              38,707
Ameren Corp.                                  5,781             240,316
American Electric
  Power Co.                                  12,857             351,382
Calpine Corp.*                               14,571              47,501
CenterPoint Energy, Inc.                     11,663              99,135
Cinergy Corp.                                 5,463             184,212
CMS Energy Corp.                              6,238              58,887
Consolidated Edison, Inc.                     8,250             353,265
Constellation Energy
  Group, Inc.                                 5,625             156,487
Dominion Resources, Inc.                     11,478             630,142
DTE Energy Co.                                5,537             256,917
Duke Energy Corp.                            32,435             633,780
Edison International*                        12,430             147,295
Entergy Corp.                                 8,660             394,809
Exelon Corp.                                 11,568             610,443
FirstEnergy Corp.                            10,257             338,173
FPL Group, Inc.                               6,586             396,016
Mirant Corp.*                                14,751              27,879
NiSource, Inc.                                9,246             184,920
PG&E Corp.*                                  14,221             197,672
Pinnacle West
  Capital Corp.                               2,900              98,861
PPL Corp.                                     5,789             200,763
Progress Energy, Inc.                         8,072             349,921
Public Service
  Enterprise Group, Inc.                      8,298             266,366
Southern Co.                                 25,487             723,576
Teco Energy, Inc.                             5,661              87,576
TXU Corp.                                    10,977             205,050
                                                          -------------
                                                              7,335,465
                                                          -------------
ELECTRICAL EQUIPMENT &
  ELECTRONICS -- 6.0%
Advanced Micro
  Devices, Inc.*                             12,660              81,784
Altera Corp.*                                13,920             172,330

                                                             (CONTINUED)


    The accompanying notes are an integral part of the financial statements.

                                          NUMBER OF           MARKET
                                           SHARES             VALUE
                                         ----------       -------------
American Power
  Conversion Corp.*                           7,230       $     109,534
Analog Devices, Inc.*                        13,670             326,303
Applied Micro
  Circuits Corp.*                            10,300              38,007
Broadcom Corp. Cl. A*                        10,353             155,916
Emerson Electric Co.                         15,657             796,158
General Electric Co.                        362,793           8,834,010
Intel Corp.                                 242,460           3,775,102
JDS Uniphase Corp.*                          50,088             123,717
Johnson Controls, Inc.                        3,325             266,565
Kla-Tencor Corp.*                             6,906             244,265
Linear Technology Corp.                      11,530             296,552
LSI Logic Corp.*                             13,528              78,057
Maxim Integrated
  Products, Inc.                             11,660             385,246
Micron Technology, Inc.*                     21,717             211,524
Molex, Inc.                                   6,990             161,050
National
  Semiconductor Corp.*                        6,648              99,786
Novellus Systems, Inc.*                       5,350             150,228
Nvidia Corp.*                                 5,300              61,003
PMC-Sierra, Inc.*                             5,589              31,075
Power-One, Inc.*                              2,820              15,989
Qlogic Corp.*                                 3,400             117,334
Rockwell Automation, Inc.                     6,268             129,810
Sanmina-SCI Corp.*                           18,452              82,849
Texas Instruments, Inc.                      63,726             956,527
Thomas & Betts Corp.*                         1,951              32,972
Xilinx, Inc.*                                12,311             253,607
                                                          -------------
                                                             17,987,300
                                                          -------------
ENERGY -- 6.1%
Amerada Hess Corp.                            3,053             168,068
Anadarko Petroleum Corp.                      9,422             451,314
Apache Corp.                                  4,786             272,754
BJ Services Co.*                              5,700             184,167
Burlington Resources, Inc.                    7,300             311,345
ChevronTexaco Corp.                          38,772           2,577,563
ConocoPhillips                               25,064           1,212,847
Devon Energy Corp.                            5,685             260,941
Dynegy, Inc.                                 10,027              11,832
El Paso Corp.                                20,846             145,088
EOG Resources, Inc.                           4,500             179,640
Exxon Mobil Corp.                           244,709           8,550,132
Halliburton Co.                              15,865             296,834
Kerr-McGee Corp.                              3,446             152,658
KeySpan Corp.                                 5,880             207,211
Kinder Morgan, Inc.                           4,390             185,565
Marathon Oil Corp.                           11,105             236,425
Nabors Industries Limited*                    5,315             187,460
Nicor, Inc.                                   1,489              50,671
Noble Corp.*                                  4,840             170,126
Occidental Petroleum Corp.                   14,204             404,104
Peoples Energy Corp.                          1,157       $      44,718
Rowan Companies, Inc.                         3,421              77,657
Schlumberger Limited                         21,439             902,368
Sempra Energy                                 7,328             173,307
Sunoco, Inc.                                  2,693              89,354
Transocean, Inc.                             11,627             269,746
Unocal Corp.                                  9,257             283,079
The Williams
  Companies, Inc.                            14,618              39,469
Xcel Energy, Inc.                            14,572             160,292
                                                          -------------
                                                             18,256,735
                                                          -------------
ENTERTAINMENT & LEISURE -- 0.7%
Brunswick Corp.                               2,839              56,383
Carnival Corp.                               21,785             543,536
The Disney (Walt) Co.                        73,322           1,195,882
Harrah's
  Entertainment, Inc.*                        3,923             155,351
                                                          -------------
                                                              1,951,152
                                                          -------------
FINANCIAL SERVICES -- 3.3%
American Express Co.                         48,572           1,717,020
Bear Stearns
  Companies, Inc.                             3,518             208,969
Countrywide Financial Corp.                   4,339             224,109
Franklin Resources, Inc.                      9,328             317,898
The Goldman Sachs
  Group, Inc.                                17,300           1,178,130
Household
  International, Inc.                        17,220             478,888
Huntington
  Bancshares, Inc.                            8,334             155,929
Lehman Brothers
  Holdings, Inc.                              8,572             456,802
MBNA Corp.                                   46,921             892,437
Merrill Lynch & Co., Inc.                    31,868           1,209,391
Morgan Stanley                               40,091           1,600,433
PNC Financial Services
  Group, Inc.                                10,449             437,813
Price (T. Rowe) Group, Inc.                   5,000             136,400
The Schwab
  (Charles) Corp.                            49,061             532,312
Simon Property Group, Inc.                    6,700             228,269
Stillwell Financial, Inc.                     7,950             103,906
                                                          -------------
                                                              9,878,706
                                                          -------------
FOODS -- 2.0%
Archer-
  Daniels-Midland Co.                        22,661             280,996
Campbell Soup Co.                            14,802             347,403
ConAgra Foods, Inc.                          20,272             507,003
Del Monte Foods Co.*                             44                 339
General Mills, Inc.                          13,808             648,286
Heinz (H. J.) Co.                            13,222             434,607
Hershey Foods Corp.                           4,972       $     335,312
Kellogg Co.                                  14,764             505,962
The Kroger Co.*                              28,318             437,513
Safeway, Inc.*                               16,760             391,514
Sara Lee Corp.                               28,365             638,496
Starbucks Corp.*                             13,930             283,893
SuperValu, Inc.                               4,521              74,642
Sysco Corp.                                  24,630             733,728
Wrigley (Wm.) Jr. Co.                         7,734             424,442
                                                          -------------
                                                              6,044,136
                                                          -------------
FOREST PRODUCTS & PAPER -- 0.5%
Boise Cascade Corp.                           2,142              54,021
Georgia-Pacific Corp.                         8,670             140,107
International Paper Co.                      17,589             615,087
MeadWestvaco Corp.                            7,601             187,821
Plum Creek
  Timber Co., Inc.                            6,300             148,680
Weyerhaeuser Co.                              8,390             412,872
                                                          -------------
                                                              1,558,588
                                                          -------------
HEALTHCARE -- 0.9%
HCA, Inc.                                    19,276             799,954
Health Management
  Associates, Inc. Cl. A                      8,800             157,520
Healthsouth Corp.*                           14,954              62,807
Humana, Inc.*                                 6,503              65,030
Manor Care, Inc.*                             3,532              65,731
Tenet Healthcare Corp.*                      18,459             302,728
UnitedHealth Group, Inc.                     10,920             911,820
Wellpoint Health
  Networks, Inc.*                             5,040             358,646
                                                          -------------
                                                              2,724,236
                                                          -------------
HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 0.2%
Centex Corp.                                  2,273             114,105
KB Home                                       2,071              88,742
Leggett & Platt, Inc.                         6,750             151,470
Maytag Corp.                                  3,186              90,801
Pulte Homes, Inc.                             2,561             122,595
Whirlpool Corp.                               2,269             118,487
                                                          -------------
                                                                686,200
                                                          -------------
HOUSEHOLD PRODUCTS -- 0.5%
Black & Decker Corp.                          3,150             135,103
The Clorox Co.                                8,070             332,887
Corning, Inc.*                               33,991             112,510
Fortune Brands, Inc.                          5,580             259,526
Newell Rubbermaid, Inc.                       9,735             295,263
Sherwin-Williams Co.                          5,829             164,669
Snap-On, Inc.                                 1,853              52,088
The Stanley Works                             2,905             100,455
Tupperware Corp.                              1,950              29,406
                                                          -------------
                                                              1,481,907
                                                          -------------

                                                             (CONTINUED)

    The accompanying notes are an integral part of the financial statements.

                                          NUMBER OF           MARKET
                                           SHARES             VALUE
                                         ----------       -------------
INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                         3,332       $     171,765
                                                          -------------
INDUSTRIAL - DIVERSIFIED -- 1.6%
3M Co.                                       14,036           1,730,638
Cooper Industries
  Limited Cl. A                               3,414             124,440
Danaher Corp.                                 5,755             378,103
Eaton Corp.                                   2,597             202,852
Illinois Tool Works, Inc.                    11,243             729,221
ITT Industries, Inc.                          3,137             190,385
McDermott
  International, Inc.*                        1,890               8,278
Textron, Inc.                                 5,432             233,522
Tyco International Limited                   73,174           1,249,812
                                                          -------------
                                                              4,847,251
                                                          -------------
INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                21,558             352,473
                                                          -------------
INSURANCE -- 5.2%
ACE Limited                                   9,600             281,664
Aetna, Inc.                                   5,749             236,399
AFLAC, Inc.                                  18,820             566,858
Allstate Corp.                               25,604             947,092
Ambac Financial
  Group, Inc.                                 3,975             223,554
American International
  Group, Inc.                                94,770           5,482,445
Anthem, Inc.*                                 5,163             324,753
Aon Corp.                                     9,846             185,991
Chubb Corp.                                   6,073             317,011
Cigna Corp.                                   5,040             207,245
Cincinnati Financial Corp.                    6,389             239,907
The Hartford Financial
  Services Group, Inc.                        8,958             406,962
Jefferson-Pilot Corp.                         5,320             202,745
John Hancock Financial
  Services, Inc.                             10,402             290,216
Lincoln National Corp.                        7,241             228,671
Loews Corp.                                   6,858             304,907
Marsh & McLennan
  Companies, Inc.                            19,742             912,278
MBIA, Inc.                                    5,475             240,133
Metlife, Inc.                                25,432             687,681
MGIC Investment Corp.                         3,589             148,226
Principal Financial
  Group, Inc.                                12,700             382,651
Progressive Corp.                             7,983             396,196
Prudential Financial, Inc.                   21,100             669,714
Safeco Corp.                                  4,859             168,462
The St. Paul
  Companies, Inc.                             8,009             272,706
Torchmark Corp.                               4,226             154,376
Travelers Property
  Casualty Corp. Cl. B*                      36,488       $     534,549
UnumProvident Corp.                           8,270             145,056
XL Capital Limited Cl. A                      4,927             380,611
                                                          -------------
                                                             15,539,059
                                                          -------------
LODGING -- 0.2%
Hilton Hotels Corp.                          13,391             170,200
Marriott
  International, Inc. Cl. A                   8,664             284,786
Starwood Hotels &
  Resorts Worldwide, Inc.                     7,640             181,374
                                                          -------------
                                                                636,360
                                                          -------------
MACHINERY & COMPONENTS -- 0.7%
Baker Hughes, Inc.                           12,098             389,435
Caterpillar, Inc.                            12,152             555,589
Cummins, Inc.                                 1,439              40,479
Deere & Co.                                   8,843             405,452
Dover Corp.                                   7,335             213,889
Ingersoll-Rand Co. Cl. A                      6,383             274,852
Pall Corp.                                    4,192              69,923
Parker-Hannifin Corp.                         4,414             203,618
                                                          -------------
                                                              2,153,237
                                                          -------------
MANUFACTURING -- 0.4%
American Standard
  Companies, Inc.*                            2,600             184,964
Applied Materials, Inc.*                     59,306             772,757
Avery-Dennison Corp.                          3,728             227,706
Millipore Corp.*                              1,515              51,510
                                                          -------------
                                                              1,236,937
                                                          -------------
MEDICAL SUPPLIES -- 2.1%
Agilent Technologies, Inc.*                  16,883             303,219
Allergan, Inc.                                4,807             276,979
Applied Biosystems
  Group-Applera Corp.                         7,738             135,725
Bard (C.R.), Inc.                             1,860             107,880
Bausch & Lomb, Inc.                           2,292              82,512
Baxter International, Inc.                   21,692             607,376
Becton, Dickinson & Co.                       9,248             283,821
Biomet, Inc.                                 10,055             288,176
Boston Scientific Corp.*                     14,611             621,260
Guidant Corp.*                               10,988             338,980
Medtronic, Inc.                              44,381           2,023,774
St. Jude Medical, Inc.*                       5,822             231,250
Stryker Corp.                                 7,150             479,908
Tektronix, Inc.*                              3,120              56,753
Thermo Electron Corp.*                        5,954             119,794
Waters Corp.*                                 4,700             102,366
Zimmer Holdings, Inc.*                        6,687             277,644
                                                          -------------
                                                              6,337,417
                                                          -------------
METALS & MINING -- 0.5%
Alcoa, Inc.                                  31,288       $     712,741
Allegheny
  Technologies, Inc.                          2,544              15,849
Crane Co.                                     1,978              39,422
Freeport-McMoran
  Copper & Gold, Inc. Cl. B*                  6,165             103,449
Newmont Mining Corp.                         13,709             397,972
Nucor Corp.                                   3,106             128,278
Phelps Dodge Corp.*                           3,285             103,970
United States Steel Corp.                     4,054              53,188
Worthington Industries, Inc.                  2,807              42,779
                                                          -------------
                                                              1,597,648
                                                          -------------
PHARMACEUTICALS -- 11.5%
Abbott Laboratories                          56,898           2,275,920
AmerisourceBergen Corp.                       3,976             215,937
Amgen, Inc.*                                 46,806           2,262,602
Biogen, Inc.*                                 5,433             217,646
Bristol-Myers Squibb Co.                     71,142           1,646,937
Cardinal Health, Inc.                        16,227             960,476
Chiron Corp.*                                 7,060             265,456
Eli Lilly & Co.                              41,180           2,614,930
Forest Laboratories,
  Inc. Cl. A*                                 6,390             627,626
Genzyme Corp.*                                8,100             239,517
Johnson & Johnson                           108,212           5,812,067
King
  Pharmaceuticals, Inc.*                      8,867             152,424
McKesson Corp.                               10,387             280,761
Medimmune, Inc.*                              8,964             243,552
Merck & Co., Inc.                            81,843           4,633,132
Pfizer, Inc.                                224,592           6,865,777
Pharmacia Corp.                              47,011           1,965,060
Schering-Plough Corp.                        54,088           1,200,754
Sigma-Aldrich Corp.                           2,984             145,321
Watson
  Pharmaceutical, Inc.*                       4,270             120,713
Wyeth                                        47,956           1,793,554
                                                          -------------
                                                             34,540,162
                                                          -------------
PHOTOGRAPHY EQUIPMENT/
  SUPPLIES -- 0.1%
Eastman Kodak Co.                            10,560             370,022
                                                          -------------
PREPACKAGED SOFTWARE -- 4.9%
Adobe Systems, Inc.                           8,806             218,398
BMC Software, Inc.*                           8,965             153,391
Citrix Systems, Inc.*                         6,492              79,981
Computer Associates
  International, Inc.                        20,823             281,111
Compuware Corp.*                             13,878              66,614
Electronic Arts, Inc.*                        5,000             248,850
Intuit, Inc.*                                 7,710             361,753
Microsoft Corp.*                            194,414          10,051,204
Novell, Inc.*                                14,376              48,016

                                                             (CONTINUED)

    The accompanying notes are an integral part of the financial statements.

                                          NUMBER OF           MARKET
                                           SHARES             VALUE
                                         ----------       -------------
Oracle Corp.*                               198,611       $   2,144,999
Peoplesoft, Inc.*                            11,514             210,706
Rational Software Corp.*                      6,800              70,652
Siebel Systems, Inc.*                        17,718             131,113
SunGard Data
  Systems, Inc.*                             10,200             240,312
Veritas Software Corp.*                      14,746             230,333
                                                          -------------
                                                             14,537,433
                                                          -------------
REAL ESTATE -- 0.2%
Equity Office
  Properties Trust                           15,560             388,689
Equity Residential                            9,300             228,594
                                                          -------------
                                                                617,283
                                                          -------------
RESTAURANTS -- 0.4%
Darden Restaurants, Inc.                      6,192             126,626
McDonald's Corp.                             47,177             758,606
Wendy's International, Inc.                   3,875             104,896
Yum! Brands, Inc.*                           10,698             259,106
                                                          -------------
                                                              1,249,234
                                                          -------------
RETAIL -- 6.1%
AutoZone, Inc.*                               3,954             279,350
Bed Bath & Beyond, Inc.*                     10,550             364,292
Best Buy Co., Inc.*                          11,130             268,790
Big Lots, Inc.*                               3,874              51,253
Circuit City Stores, Inc.                     7,600              56,392
Costco Wholesale Corp.*                      16,942             475,393
CVS Corp.                                    14,803             369,631
Dillards, Inc. Cl. A                          3,001              47,596
Dollar General Corp.                         12,014             143,567
Family Dollar Stores, Inc.                    6,251             195,094
Federated Department
  Stores, Inc.*                               7,263             208,884
The Home Depot, Inc.                         85,537           2,049,467
J.C. Penney Co., Inc.                         9,609             221,103
Kohl's Corp.*                                12,123             678,282
Lowe's Companies, Inc.                       28,382           1,064,325
The May Department
  Stores Co.                                 10,332             237,429
Office Depot, Inc.*                          11,165             164,795
RadioShack Corp.                              6,205             116,282
Sears, Roebuck and Co.                       11,360             272,072
Staples, Inc.*                               16,873             308,776
Target Corp.                                 32,568             977,040
Tiffany & Co.                                 4,892             116,968
TJX Companies, Inc.                          19,376             378,220
Toys R Us, Inc.*                              7,662              76,620
Walgreen Co.                                 37,604           1,097,661
Wal-Mart Stores, Inc.                       160,512           8,107,461
                                                          -------------
                                                             18,326,743
                                                          -------------
RETAIL - GROCERY -- 0.2%
Albertson's, Inc.                            15,447       $     343,850
Winn-Dixie Stores, Inc.                       4,823              73,695
                                                          -------------
                                                                417,545
                                                          -------------
TELEPHONE UTILITIES -- 2.9%
Alltel Corp.                                 11,367             579,717
AT&T Corp.                                   27,984             730,662
AT&T Wireless
  Services, Inc.*                            97,231             549,355
BellSouth Corp.                              67,620           1,749,329
CenturyTel, Inc.                              5,031             147,811
Qwest Communications
  International, Inc.*                       59,958             299,790
Sprint Corp. (FON Group)                     33,005             477,912
Sprint Corp. (PCS Group)*                    35,861             157,071
Verizon
  Communications, Inc.                       98,929           3,833,499
                                                          -------------
                                                              8,525,146
                                                          -------------
TOBACCO -- 1.1%
Philip Morris
  Companies, Inc.                            75,229           3,049,031
Reynolds (R.J.)
  Tobacco Holdings, Inc.                      3,300             138,963
UST, Inc.                                     6,022             201,315
                                                          -------------
                                                              3,389,309
                                                          -------------
TOYS, GAMES -- 0.1%
Hasbro, Inc.                                  6,391              73,816
Mattel, Inc.                                 15,689             300,444
                                                          -------------
                                                                374,260
                                                          -------------
TRANSPORTATION -- 1.5%
Burlington Northern
  Santa Fe Corp.                             13,886             361,175
CSX Corp.                                     7,865             222,658
FedEx Corp.                                  11,003             596,583
Norfolk Southern Corp.                       14,189             283,638
Union Pacific Corp.                           8,917             533,861
United Parcel
  Service, Inc. Cl. B                        40,500           2,554,740
                                                          -------------
                                                              4,552,655
                                                          -------------
TRAVEL -- 0.0%
Sabre Holdings Corp.*                         5,431              98,355
                                                          -------------
TOTAL EQUITIES
(COST $387,467,619)                                         295,371,384
                                                          =============

                                        PRINCIPAL            MARKET
                                         AMOUNT               VALUE
                                      -------------       -------------
SHORT-TERM INVESTMENTS -- 9.9%

CASH EQUIVALENTS -- 8.6%**
Bank of Montreal
  Eurodollar Time Deposit
  1.320% 01/30/2003                   $   1,027,527       $   1,027,527
Barclays
  Eurodollar Time Deposit
  1.320% 02/14/2003                         610,892             610,892
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                       3,054,463           3,054,463
Bayerische Hypo-und
  Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                       1,527,230           1,527,230
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.230% 05/19/2003                       1,374,507           1,374,507
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                             2,290,845           2,290,845
General Electric
  Capital Corp.
  1.300% 01/06/2003                       1,523,921           1,523,921
Goldman Sachs
  Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                         763,615             763,615
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                         152,723             152,723
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                         458,169             458,169
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                         458,169             458,169
Merrimac Money
  Market Fund                             5,803,475           5,803,475
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                       1,527,230           1,527,230
Morgan Stanley
  Dean Witter & Co.
  1.390% 05/07/2003                       1,221,784           1,221,784
National Bank of
  Commerce
  1.400% 05/23/2003                         763,615             763,615

                                                             (CONTINUED)

    The accompanying notes are an integral part of the financial statements.

                                        PRINCIPAL            MARKET
                                         AMOUNT               VALUE
                                      -------------       -------------
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                   $   2,138,122       $   2,138,122
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                         458,169             458,169
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                         610,892             610,892
                                                          -------------
                                                             25,765,348
                                                          -------------
REPURCHASE AGREEMENT -- 1.2%
Investors Bank & Trust
  Company Repurchase
  Agreement, dated
  12/31/2002, 1.00%,
  due 01/02/2003(a)                       3,493,383           3,493,383
                                                          -------------
U.S. TREASURY BILLS -- 0.1%
U.S. Treasury Bill***
  1.170% 01/23/2003                          40,000              39,971
U.S. Treasury Bill***
  1.180% 01/23/2003                          20,000              19,986
U.S. Treasury Bill***
  1.402% 01/23/2003                          10,000               9,991
U.S. Treasury Bill***
  1.470% 01/23/2003                          30,000              29,973
U.S. Treasury Bill***
  1.625% 01/23/2003                         200,000             199,802
                                                          -------------
                                                                299,723
                                                          -------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                          29,558,454
                                                          =============

TOTAL INVESTMENTS -- 108.5%
(COST $417,026,073)****                                     324,929,838

OTHER ASSETS/
(LIABILITIES) -- (8.5%)                                     (25,463,838)
                                                          =============

NET ASSETS -- 100.0%                                      $ 299,466,000
                                                          =============

NOTES TO PORTFOLIO OF INVESTMENTS
 *    Non-income producing security.
 **   Represents investments of security lending collateral. (NOTE 2).
 *** This security is held as collateral for open futures contracts. (NOTE 2). **** Aggregate cost for Federal tax purposes. (NOTE 7).
 (a) Maturity value of $3,493,577. Collateralized by U.S. Government Agency obligation with a rate of 6.376%, maturity date of 10/01/2023, and aggregate market value, including accrued interest, of $3,668,074.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY INDEX FUND -- FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

                                                                                               DECEMBER 31, 2002
                                                                                               -----------------
ASSETS:
       Investments, at value (cost $387,467,619) (NOTE 2)                                        $ 295,371,384
       Short-term investments, at amortized cost (NOTE 2)                                           29,558,454
                                                                                                 -------------
           Total Investments (including securities on loan with market values of $24,713,783)      324,929,838
       Receivables from:
           Investments sold                                                                            136,827
           Fund shares sold                                                                            138,193
           Interest and dividends                                                                      497,902
           Variation margin on open futures contracts (NOTE 2)                                           5,950
                                                                                                 -------------
               Total assets                                                                        325,708,710
                                                                                                 -------------
LIABILITIES:
       Payables for:
           Investments purchased                                                                        96,154
           Fund shares repurchased                                                                     291,021
           Securities on loan (NOTE 2)                                                              25,765,348
           Directors' fees and expenses (NOTE 3)                                                        11,385
           Affiliates (NOTE 3):
               Investment management fees                                                               26,840
               Administration fees                                                                      28,164
       Accrued expense and other liabilities                                                            23,798
                                                                                                 -------------
               Total liabilities                                                                    26,242,710
                                                                                                 -------------
       NET ASSETS                                                                                $ 299,466,000
                                                                                                 =============
NET ASSETS CONSIST OF:
       Paid-in capital                                                                           $ 399,129,678
       Undistributed net investment income                                                              12,132
       Accumulated net realized loss on investments and futures contracts                           (7,500,578)
       Net unrealized depreciation on investments and futures contracts                            (92,175,232)
                                                                                                 -------------
                                                                                                 $ 299,466,000
                                                                                                 =============
NET ASSETS:
           Class I                                                                               $  58,453,590
                                                                                                 =============
           Class II                                                                              $ 125,942,198
                                                                                                 =============
           Class III                                                                             $ 115,070,212
                                                                                                 =============
SHARES OUTSTANDING:
           Class I                                                                                   5,395,974
                                                                                                 =============
           Class II                                                                                 11,640,545
                                                                                                 =============
           Class III                                                                                10,658,448
                                                                                                 =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:
           Class I                                                                               $       10.83
                                                                                                 =============
           Class II                                                                              $       10.82
                                                                                                 =============
           Class III                                                                             $       10.80
                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

                                                                                                   YEAR ENDED
                                                                                               DECEMBER 31, 2002
                                                                                               -----------------
INVESTMENT INCOME: (NOTE 2)
      Dividends (net of withholding tax of $14,069)                                              $   5,160,203
      Interest (including securities lending income of $25,733)                                         74,218
                                                                                                 -------------
             Total investment income                                                                 5,234,421
                                                                                                 -------------
EXPENSES: (NOTE 2)
      Investment management fees (NOTE 3)                                                              324,719
      Shareholder reporting fees                                                                        51,653
      Custody fees                                                                                      44,030
      Audit and legal fees                                                                              22,895
      Directors' fees (NOTE 3)                                                                          16,927
                                                                                                 -------------
                                                                                                       460,224
      Administration fees (NOTE 3):
         Class I                                                                                       209,475
                                                                                                 -------------
         Class II                                                                                      232,035
         Class II fees waived                                                                          (93,981)
                                                                                                 -------------
                                                                                                       138,054
                                                                                                 -------------
         Class III                                                                                      66,385
         Class III fees waived                                                                         (66,385)
                                                                                                 -------------
                                                                                                             -
      Miscellaneous fees                                                                                 1,323
                                                                                                 -------------
             Net expenses                                                                              809,076
                                                                                                 -------------
             NET INVESTMENT INCOME                                                                   4,425,345
                                                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on:
         Investment transactions                                                                    (5,856,319)
         Closed futures contracts                                                                   (1,120,046)
                                                                                                 -------------
             Net realized loss                                                                      (6,976,365)
                                                                                                 -------------
      Net change in unrealized appreciation (depreciation) on:
         Investments                                                                               (81,602,556)
         Open futures contracts                                                                       (121,910)
                                                                                                 -------------
             Net unrealized loss                                                                   (81,724,466)
                                                                                                 -------------
             NET REALIZED AND UNREALIZED LOSS                                                      (88,700,831)
                                                                                                 -------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $ (84,275,486)
                                                                                                 =============

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     YEAR ENDED          YEAR ENDED
                                                                                 DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                                 -----------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
     Net investment income                                                         $   4,425,345       $   2,082,311
     Net realized gain (loss) on investment transactions and futures contracts        (6,976,365)            884,690
     Net change in unrealized appreciation (depreciation)
       on investments and futures contracts                                          (81,724,466)        (14,964,990)
                                                                                   -------------       -------------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         (84,275,486)        (11,997,989)
                                                                                   -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
     From net investment income:
     Class I                                                                            (721,177)           (396,652)
     Class II                                                                         (1,859,859)           (487,951)
     Class III                                                                        (1,828,852)         (1,208,832)
                                                                                   -------------       -------------
       TOTAL DISTRIBUTIONS FROM NET INVESTMENT INCOME                                 (4,409,888)         (2,093,435)
                                                                                   -------------       -------------
     From net realized gains:
     Class I                                                                                   -            (325,151)
     Class II                                                                                  -            (295,492)
     Class III                                                                                 -            (616,585)
                                                                                   -------------       -------------
       TOTAL DISTRIBUTIONS FROM NET REALIZED GAINS                                             -          (1,237,228)
                                                                                   -------------       -------------
NET FUND SHARE TRANSACTIONS (NOTE 5):
     Class I                                                                          (3,810,392)         10,390,890
     Class II                                                                         84,771,905          27,044,304
     Class III                                                                        (3,569,862)        114,746,113
                                                                                   -------------       -------------
       INCREASE IN NET ASSETS FROM NET FUND SHARE TRANSACTIONS                        77,391,651         152,181,307
                                                                                   -------------       -------------
     TOTAL INCREASE (DECREASE) IN NET ASSETS                                         (11,293,723)        136,852,655
NET ASSETS:
     Beginning of year                                                               310,759,723         173,907,068
                                                                                   -------------       -------------
     End of year (including undistributed net investment income of
        $12,132 and distributions in excess of net investment income
        of $3,896, respectively)                                                   $ 299,466,000       $ 310,759,723
                                                                                   =============       =============

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  CLASS I
                                                                                  -------

                                                     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                      12/31/02      12/31/01      12/31/00      12/31/99      12/31/98
                                                     ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  14.14      $  16.27      $  18.13      $  15.26      $  12.08
                                                       --------      --------      --------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.14***       0.14***       0.16***       0.09          0.13
  Net realized and unrealized gain
    (loss) on investments                                 (3.31)        (2.14)        (1.88)         3.01          3.28
                                                       --------      --------      --------      --------      --------
       Total income (loss) from
         investment operations                            (3.17)        (2.00)        (1.72)         3.10          3.41
                                                       --------      --------      --------      --------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (0.14)        (0.07)        (0.14)        (0.09)        (0.13)
  From net realized gains                                     -         (0.06)            -         (0.14)        (0.10)
                                                       --------      --------      --------      --------      --------
       Total distributions                                (0.14)        (0.13)        (0.14)        (0.23)        (0.23)
                                                       --------      --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD                         $  10.83      $  14.14      $  16.27      $  18.13      $  15.26
                                                       ========      ========      ========      ========      ========
TOTAL RETURN@                                            (22.46)%      (12.32)%       (9.53)%       20.32%        28.22%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                    $ 58,454      $ 81,535      $ 82,798      $ 95,049      $ 36,069
  Ratio of expenses to average daily net assets:
    Before expense waiver                                  0.44%         0.45%         0.45%         0.50%         0.60%
    After expense waiver#                                  0.44%         0.45%         0.45%          N/A          0.50%
  Net investment income to average daily net assets        1.16%         0.92%         0.89%         0.92%         0.91%
  Portfolio turnover rate                                     6%            5%            3%            3%            5%

                                                                    CLASS II
                                                                    --------
                                                     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                      12/31/02      12/31/01      12/31/00+
                                                     ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   14.13      $  16.26      $  17.96
                                                      ---------      --------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.17***       0.16***       0.13***
  Net realized and unrealized loss
    on investments                                        (3.32)        (2.14)        (1.68)
                                                      ---------      --------      --------
       Total loss from investment operations              (3.15)        (1.98)        (1.55)
                                                      ---------      --------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (0.16)        (0.09)        (0.15)
  From net realized gains                                     -         (0.06)            -
                                                      ---------      --------      --------
       Total distributions                                (0.16)        (0.15)        (0.15)
                                                      ---------      --------      --------
NET ASSET VALUE, END OF PERIOD                        $   10.82      $  14.13      $  16.26
                                                      =========      ========      ========
TOTAL RETURN@                                            (22.29)%      (12.18)%      (8.63)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $ 125,942      $ 74,636      $ 56,998
  Ratio of expenses to average daily net assets:
    Before expense waiver                                  0.33%         0.34%         0.34%*
    After expense waiver##                                 0.26%         0.29%         0.29%*
  Net investment income to average daily net assets        1.37%         1.08%         1.10%*
  Portfolio turnover rate                                     6%            5%            3%**

                                                                    CLASS III
                                                                    ---------
                                                     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                      12/31/02      12/31/01      12/31/00+
                                                     ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                  $   14.10     $   16.27      $  17.96
                                                      ---------     ---------      --------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                    0.18***       0.19***       0.15***
  Net realized and unrealized loss
    on investments                                        (3.31)        (2.19)        (1.67)
                                                      ---------     ---------      --------
       Total loss from investment operations              (3.13)        (2.00)        (1.52)
                                                      ---------     ---------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                              (0.17)        (0.11)        (0.17)
  From net realized gains                                     -         (0.06)            -
                                                      ---------     ---------      --------
       Total distributions                                (0.17)        (0.17)        (0.17)
                                                      ---------     ---------      --------
NET ASSET VALUE, END OF PERIOD                        $   10.80     $   14.10      $  16.27
                                                      =========     =========      ========
TOTAL RETURN@                                            (22.18)%      (12.30)%       (8.50)%**
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                   $ 115,070     $ 154,588      $ 34,111
  Ratio of expenses to average daily net assets:
    Before expense waiver                                  0.19%         0.20%         0.20%*
    After expense waiver##                                 0.14%         0.15%         0.15%*
  Net investment income to average daily net assets        1.46%         1.32%         1.25%*
  Portfolio turnover rate                                     6%            5%            3%**

   *    ANNUALIZED.
   **   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
   ***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
   + FOR THE PERIOD FROM MAY 1, 2000 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 2000.
   @ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
   # COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE YEAR ENDED DECEMBER 31, 1998 AND THE YEARS ENDED DECEMBER 2000, 2001 AND 2002.
   ## COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD MAY 1, 2000 THROUGH DECEMBER 31, 2000 AND THE YEARS ENDED DECEMBER 31, 2001 AND 2002.

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND -- PORTFOLIO MANAGER REPORT
(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES FOR THE MML SMALL CAP EQUITY
FUND?

The objectives and policies of the Fund are to:
-   achieve long-term growth of capital and income
- invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalizations consistent with companies in the Russell 2000 Index)
-   utilize a value-oriented strategy in making investment decisions
-   utilize fundamental analysis to identify companies which
    - are of high investment quality or possess a unique product, market position or operating characteristics
    -  offer above-average levels of profitability or superior growth potential
    -  are attractively valued in the marketplace

HOW DID THE FUND PERFORM DURING 2002?

For the twelve months ending December 31, 2002, the Fund's shares returned -11.84%, significantly outperforming the -20.48% return of the Russell 2000 Index, a broadly based, unmanaged index of 2000 small-capitalization common stocks.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

For the year overall, value stocks held up much better than growth stocks, especially in the small cap space. The Fund benefited from its value orientation versus the benchmark's blend of growth and value components. Additionally, stock selection played a significant role in our favorable relative return.

After pulling ahead of the benchmark by mid-year, we opened up a larger lead in the weak third quarter. The Fund's outperformance for the quarter was driven by stock selection in the health care, consumer discretionary and producer durables sectors. In health care, generic drug companies Pharmaceutical Resources and Taro Pharmaceutical Industries--a new holding added in the third quarter--were two of our leading contributors. Producer durables was one of the weakest sectors during the third quarter, as investors rotated their money out of cyclical sectors and into areas thought to be less dependent on the overall economy. Semiconductor equipment stock Helix Technology and electronic equipment holding Technitrol--two of our largest detractors for the quarter--reflected the difficult environment for producer durables. However, our favorable stock selection still added value, resulting in approximately two-thirds of the loss sustained by the benchmark in that sector.

With the exception of casino holding MTR Gaming Group, our consumer discretionary stock selection was favorable, due mainly to our focus on companies providing specialty products and services. Furthermore, although the Fund's sector weightings result primarily from our bottom-up stock picking process and not from top-down decisions, an underweighting in technology was beneficial to relative performance, as was stock selection in the sector.

During the fourth quarter, the Fund gave back some of its performance advantage over the benchmark. Temporarily shrugging off worries about a possible war with Iraq, a sputtering economy and other concerns, stocks turned in a broad-based rally. Reversing the trend in place for most of the year, growth outperformed value, giving the Russell 2000 Index an advantage over the Fund. By the same token, the health care and consumer discretionary sectors, which had held up well for most of 2002, were among the poorest performers in the fourth quarter. Our significant underweightings in technology and telecommunications, two of the strongest sectors during the quarter, detracted from the Fund's relative performance. Additionally, our stock selection in technology slightly hurt our relative results, despite a return in excess of 20% for the quarter.

Positive influences included an overweighting and favorable stock selection in producer durables, where Garmin Ltd. and Cognex made notable contributions. Stock selection was also favorable in financial services, energy and transportation. In the latter category, Heartland Express and Swift Transportation merited mention. Finally, underweightings in health care, materials and processing, and both the consumer staples and consumer discretionary sectors added to our results compared with the benchmark.

For the year overall, stock selection in health care, technology, consumer discretionary and producer durables--and sector positioning in health care, technology and financial services--were most helpful to our relative results.

WHAT IS YOUR OUTLOOK?

Looking ahead, our expectations for both the economy and the stock market are relatively modest, but we think that the chances for improved market conditions are good. Valuations, while not cheap, have retreated to near their long-term averages, while underlying business conditions continue to show incremental improvement in a number of industries. Assuming economic growth in the 3% range--a likely scenario--the stock market could finally see a modestly positive return in 2003. Further weakness caused by external events such as conflict with Iraq could be used to upgrade the Fund's holdings by purchasing shares of high-quality larger companies that fall into the small-cap universe, a tactic we also used in 2002. Overall, we believe that 2003 will present some attractive opportunities to apply our disciplined value style of management.

MML SMALL CAP EQUITY FUND
LARGEST STOCK HOLDINGS (12/31/02)

Carlisle Companies, Inc.
Arbitron, Inc.
Teleflex, Inc.
Garmin Limited
White Mountains Insurance Group Limited
Pharmaceutical Resources, Inc.
IPC Holdings Limited
Cognex Corp.
Mid-Atlantic Realty Trust
Robinson (C.H.) Worldwide, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Small Cap Equity Fund and the Russell 2000 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                         SINCE INCEPTION
                                       ONE YEAR          AVERAGE ANNUAL
                                   1/1/02 - 12/31/02   6/1/98 - 12/31/02
 MML Small Cap
 Equity Fund                            -11.84%              -2.91%
--------------------------------------------------------------------------
 Russell 2000 Index                     -20.48%              -2.46%

[CHART]

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

           MML SMALL CAP EQUITY FUND   RUSSELL 2000 INDEX
6/1/98              $ 10,000                $ 10,000
Dec-98              $  8,522                $  9,307
Dec-99              $  8,433                $ 11,286
Dec-00              $  9,583                $ 10,945
Dec-01              $  9,904                $ 11,217
Dec-02              $  8,732                $  8,919

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE RUSSELL 2000 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. TOTAL RETURN FIGURES WOULD BE LOWER FOR THE PERIODS PRESENTED IF THEY REFLECTED THESE CHARGES.

MML SMALL CAP EQUITY FUND -- PORTFOLIO OF INVESTMENTS
(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

DECEMBER 31, 2002

                                            NUMBER OF      MARKET
                                             SHARES        VALUE
                                           ----------   -----------
EQUITIES -- 94.5%

AIR TRANSPORTATION -- 1.1%
SkyWest, Inc.                                  52,100   $   680,947
                                                        -----------
BANKING, SAVINGS & LOANS -- 5.4%
Connecticut Bancshares, Inc.                   15,900       611,355
First Republic Bank*                           27,200       543,728
Pacific Capital Bancorp                        40,666     1,034,950
Webster Financial Corp.                        32,880     1,144,224
                                                        -----------
                                                          3,334,257
                                                        -----------
BROADCASTING, PUBLISHING & PRINTING -- 2.8%
Gray Television, Inc.                          96,900       944,775
Lin TV Corp. Cl. A*                            31,300       762,155
                                                        -----------
                                                          1,706,930
                                                        -----------
BUILDING MATERIALS & CONSTRUCTION -- 1.0%
ElkCorp                                        34,100       589,930
                                                        -----------
CHEMICALS -- 1.1%
Spartech Corp.                                 34,100       703,483
                                                        -----------
COMMERCIAL SERVICES -- 8.0%
ABM Industries, Inc.                           41,200       638,600
ADVO, Inc.*                                    29,000       952,070
Arbitron, Inc.*                                51,800     1,735,300
Central Parking Corp.                          43,200       814,752
Heidrick & Struggles International, Inc.*         900        13,203
Korn/Ferry International*                      28,500       213,180
National Processing, Inc.*                     35,200       564,960
                                                        -----------
                                                          4,932,065
                                                        -----------
COMMUNICATIONS -- 1.2%
CT Communications, Inc.                        41,900       473,470
Inet Technologies, Inc.*                       44,600       272,060
                                                        -----------
                                                            745,530
                                                        -----------
COMPUTER INTEGRATED SYSTEMS DESIGN -- 1.0%
Veridian Corp.*                                28,300       603,922
                                                        -----------
COMPUTERS & INFORMATION -- 1.5%
Black Box Corp.                                13,400       600,320
ProQuest Co.*                                  17,000       333,200
                                                        -----------
                                                            933,520
                                                        -----------
ELECTRICAL EQUIPMENT & ELECTRONICS -- 13.4%
Cognex Corp.*                                  81,100     1,494,673
Garmin Limited*                                54,100     1,585,130
Lattice Semiconductor Corp.*                  105,900       928,743
Methode Electronics, Inc. Cl. A                66,900       733,893
Mykrolis Corp.*                                76,000   $   554,800
Technitrol, Inc.                               81,300     1,312,182
Teleflex, Inc.                                 38,500     1,651,265
                                                        -----------
                                                          8,260,686
                                                        -----------
ENERGY -- 3.1%
CAL Dive International, Inc.*                  36,600       860,100
Rowan Companies, Inc.                          25,600       581,120
Tidewater, Inc.                                14,100       438,510
                                                        -----------
                                                          1,879,730
                                                        -----------
ENTERTAINMENT & LEISURE -- 0.5%
Regal Entertainment Group Cl. A                14,000       299,880
                                                        -----------
FINANCIAL SERVICES -- 7.2%
Chittenden Corp.                               39,400     1,003,912
Eaton Vance Corp.                              40,600     1,146,950
Fidelity Bankshares, Inc.                      28,600       511,940
Jefferies Group, Inc.                          25,800     1,082,826
Stewart (W.P.) & Co. Limited                   38,700       693,504
                                                        -----------
                                                          4,439,132
                                                        -----------
FOODS -- 1.5%
Performance Food  Group Co.*                   26,600       903,309
                                                        -----------
HEALTHCARE -- 1.6%
Community Health  Systems, Inc.*               46,900       965,671
                                                        -----------
HOME CONSTRUCTION,
  FURNISHINGS & APPLIANCES -- 3.0%
La-Z-Boy, Inc.                                 25,300       606,694
Miller (Herman), Inc.                          68,500     1,260,400
                                                        -----------
                                                          1,867,094
                                                        -----------
INDUSTRIAL - DIVERSIFIED -- 3.3%
Carlisle Companies, Inc.                       48,700     2,015,206
                                                        -----------
INSURANCE -- 10.7%
The Commerce Group, Inc.                       31,700     1,188,433
HCC Insurance Holdings, Inc.                   30,400       747,840
IPC Holdings Limited*                          49,000     1,545,460
Philadelphia Consolidated Holding Corp.*       32,800     1,161,120
ProAssurance Corp.*                            18,300       384,300
White Mountains Insurance Group Limited         4,800     1,550,400
                                                        -----------
                                                          6,577,553
                                                        -----------
MACHINERY & COMPONENTS -- 7.4%
Actuant Corp. Cl. A*                           14,300   $   664,235
Hardinge, Inc.                                 60,450       498,712
Helix Technology Corp.                         77,600       869,120
IDEX Corp.                                     16,600       542,820
Regal-Beloit Corp.                             38,800       803,160
Roper Industries, Inc.                         32,400     1,185,840
                                                        -----------
                                                          4,563,887
                                                        -----------
MEDICAL SUPPLIES -- 6.8%
Biomet, Inc.                                   23,725       679,959
Coherent, Inc.*                                62,800     1,252,860
Dionex Corp.*                                  42,400     1,258,008
Inveresk Research Group, Inc.*                 46,000       992,220
                                                        -----------
                                                          4,183,047
                                                        -----------
PHARMACEUTICALS -- 4.0%
Pharmaceutical Resources, Inc.*                51,900     1,546,620
Taro Pharmaceutical Industries Limited*        24,400       917,440
                                                        -----------
                                                          2,464,060
                                                        -----------
REAL ESTATE -- 2.4%
Mid-Atlantic Realty Trust                      83,900     1,459,860
                                                        -----------
TRANSPORTATION -- 6.5%
Heartland Express, Inc.*                       50,810     1,164,108
Landstar System, Inc.*                         12,000       700,320
Robinson (C.H.) Worldwide, Inc.                43,400     1,354,080
Swift Transportation Co., Inc.*                39,630       793,313
                                                        -----------
                                                          4,011,821
                                                        -----------

TOTAL EQUITIES (COST $60,062,406)                        58,121,520
                                                        ===========

                                            PRINCIPAL
                                              AMOUNT
                                            ---------
SHORT-TERM INVESTMENTS -- 10.0%
CASH EQUIVALENTS -- 3.2%**
Bank of Montreal Eurodollar Time Deposit
  1.320% 01/30/2003                         $  77,792        77,792
Barclays Eurodollar Time Deposit
  1.320% 02/14/2003                            46,250        46,250

                                                         (CONTINUED)

    The accompanying notes are an integral part of the financial statements.

                                                      PRINCIPAL       MARKET
                                                        AMOUNT         VALUE
                                                     -----------   ------------
Bayerische Hypo-und
  Vereinsbank Bank Note
  1.240% 09/09/2003                                  $   231,248   $    231,248
Bayerische
  Hypo-und Vereinsbank
  Eurodollar Time Deposit
  1.710% 01/10/2003                                      115,624        115,624
Canadian Imperial Bank of
  Commerce Bank Note
  1.230% 05/19/2003                                      104,062        104,062
Dreyfus Cash Management
  Plus, Inc. Money
  Market Fund                                            173,436        173,436
General Electric
  Capital Corp.
  1.300% 01/06/2003                                      115,373        115,373
Goldman Sachs Group, Inc.
  Medium Term Note
  1.320% 03/21/2003                                       57,812         57,812
Honda Motor Co. Limited
  Medium Term Note
  1.410% 04/08/2003                                       11,562         11,562
Merrill Lynch & Co.
  Medium Term Note
  1.330% 11/26/2003                                       34,687         34,687
Merrill Lynch & Co.
  Medium Term Note
  1.340% 04/16/2003                                       34,687         34,687
Merrimac Money
  Market Fund                                            439,371        439,371
Metropolitan Life
  Insurance Co.
  Funding Agreement
  1.440% 02/01/2003                                      115,624        115,624
Morgan Stanley
  Dean Witter & Co.
  1.390% 05/07/2003                                       92,499         92,499
National Bank
  of Commerce
  1.400% 05/23/2003                                       57,812         57,812
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.310% 01/17/2003                                      161,874        161,874
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.330% 01/15/2003                                       34,687         34,687
Svenska Handlesbanken
  Eurodollar Time Deposit
  1.720% 01/16/2003                                       46,250         46,250
                                                                   ------------
                                                                      1,950,650
                                                                   ------------
REPURCHASE AGREEMENT -- 6.8%
Investors Bank & Trust Company Repurchase
  Agreement, dated 12/31/2002, 1.00%,
  due 01/02/2003(a)                                  $ 4,196,840   $  4,196,840
                                                                   ------------
TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                   6,147,490
                                                                   ------------
TOTAL INVESTMENTS -- 104.5%
(COST $66,209,896)***                                                64,269,010
OTHER ASSETS/
(LIABILITIES) -- (4.5%)                                              (2,760,821)
                                                                   ------------
NET ASSETS -- 100.0%                                               $ 61,508,189
                                                                   ============

NOTES TO PORTFOLIO OF INVESTMENTS
*   Non-income producing security.
**  Represents investments of security lending collateral. (NOTE 2).
*** Aggregate cost for Federal tax purposes. (NOTE 7).
(a) Maturity value of $4,197,073. Collateralized by U.S. Government Agency obligation with a rate of 6.625%, maturity date of 11/20/2022, and aggregate market value, including accrued interest, of $4,406,682.

    The accompanying notes are an integral part of the financial statements.

(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

STATEMENT OF ASSETS AND LIABILITIES

                                                                                              DECEMBER 31, 2002
                                                                                              -----------------
ASSETS:
       Investments, at value (cost $60,062,406) (NOTE 2)                                        $ 58,121,520
       Short-term investments, at amortized cost (NOTE 2)                                          6,147,490
                                                                                                ------------
            Total Investments (including securities on loan with market values of $1,887,518)     64,269,010
       Receivables from:
            Investments sold                                                                         325,147
            Investment adviser (NOTE 3)                                                                   67
            Fund shares sold                                                                          14,039
            Interest and dividends                                                                    24,929
                                                                                                ------------
                Total assets                                                                      64,633,192
                                                                                                ------------

LIABILITIES:
       Payables for:
            Investments purchased                                                                  1,105,865
            Fund shares repurchased                                                                   11,098
            Securities on loan (NOTE 2)                                                            1,950,650
            Directors' fees and expenses (NOTE 3)                                                      3,959
            Affiliates (NOTE 3):
                Investment management fees                                                            35,255
       Accrued expense and other liabilities                                                          18,176
                                                                                                ------------
                Total liabilities                                                                  3,125,003
                                                                                                ------------
       NET ASSETS                                                                               $ 61,508,189
                                                                                                ============

NET ASSETS CONSIST OF:
        Paid-in capital                                                                         $ 66,297,522
        Undistributed net investment income                                                            7,241
        Accumulated net realized loss on investments                                              (2,855,688)
        Net unrealized depreciation on investments                                                (1,940,886)
                                                                                                ------------
                                                                                                $ 61,508,189
                                                                                                ============
SHARES OUTSTANDING:                                                                                7,235,432
                                                                                                ============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE:                                 $       8.50
                                                                                                ============

    The accompanying notes are an integral part of the financial statements.

(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

STATEMENT OF OPERATIONS

                                                                                                 YEAR ENDED
                                                                                              DECEMBER 31, 2002
                                                                                              -----------------
INVESTMENT INCOME (NOTE 2):
      Dividends                                                                                 $    593,585
      Interest (including securities lending income of $7,331)                                        44,702
                                                                                                ------------
               Total investment income                                                               638,287
                                                                                                ------------
EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                                                            410,410
      Shareholder reporting fees                                                                      26,145
      Custody fees                                                                                    22,923
      Audit and legal fees                                                                            22,329
      Directors' fees (NOTE 3)                                                                         3,209
      Miscellaneous fees                                                                               1,323
                                                                                                ------------
               Total expenses                                                                        486,339
      Expenses waived (NOTE 3)                                                                        (6,478)
      Fees paid indirectly (NOTE 3)                                                                     (238)
                                                                                                ------------
               Net expenses                                                                          479,623
                                                                                                ------------
               NET INVESTMENT INCOME                                                                 158,664
                                                                                                ------------
REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized loss on investment transactions                                                  (396,627)
      Net change in unrealized appreciation (depreciation) on investments                         (8,728,340)
                                                                                                ------------
               NET REALIZED AND UNREALIZED LOSS                                                   (9,124,967)
                                                                                                ------------
      NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $ (8,966,303)
                                                                                                ============

    The accompanying notes are an integral part of the financial statements.

(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31, 2002   DECEMBER 31, 2001
                                                                                -----------------   ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
        Net investment income                                                      $    158,664        $    279,037
        Net realized loss on investment transactions                                   (396,627)           (440,017)
        Net change in unrealized appreciation (depreciation) on investments          (8,728,340)          2,465,527
                                                                                   ------------        ------------
           NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (8,966,303)          2,304,547
                                                                                   ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
        From net investment income                                                     (157,182)           (277,041)
NET FUND SHARE TRANSACTIONS (NOTE 5)                                                 13,536,029          12,406,651
                                                                                   ------------        ------------
        TOTAL INCREASE IN NET ASSETS                                                  4,412,544          14,434,157

NET ASSETS:
        Beginning of year                                                            57,095,645          42,661,488
                                                                                   ------------        ------------
        End of year (including undistributed net investment income of $7,241
           and $2,746, respectively)                                               $ 61,508,189        $ 57,095,645
                                                                                   ============        ============

    The accompanying notes are an integral part of the financial statements.

MML SMALL CAP EQUITY FUND -- FINANCIAL STATEMENTS
(FORMERLY KNOWN AS MML SMALL CAP VALUE EQUITY FUND)

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    PERIOD ENDED
                                                             12/31/02       12/31/01      12/31/00      12/31/99       12/31/98+
                                                            ----------     ----------    ----------    ----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   9.67       $   9.40      $   8.34      $   8.49       $   10.00
                                                             --------       --------      --------      --------       ---------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                                          0.02           0.05          0.08          0.07            0.03
  Net realized and unrealized gain (loss) on investments        (1.17)          0.27          1.06         (0.15)          (1.51)
                                                             --------       --------      --------      --------       ---------
       Total income (loss) from investment operations           (1.15)          0.32          1.14         (0.08)          (1.48)
                                                             --------       --------      --------      --------       ---------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                                    (0.02)         (0.05)        (0.08)        (0.07)          (0.03)
                                                             --------       --------      --------      --------       ---------
NET ASSET VALUE, END OF PERIOD                               $   8.50       $   9.67      $   9.40      $  8.34        $    8.49
                                                             ========       ========      ========      =======        =========
TOTAL RETURN@                                                  (11.84)%         3.36%        13.63%        (1.04)%        (14.77)%**

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                          $ 61,508       $ 57,096      $ 42,661      $ 20,137       $  10,442
  Ratio of expenses to average daily net assets:
     Before expense waiver                                       0.77%          0.69%         0.80%         1.07%           0.85%**
     After expense waiver#                                       0.76%(a)       0.69%         0.76%         0.75%           0.44%**
  Net investment income to average daily net assets              0.25%          0.59%         1.12%         1.13%           0.42%**
  Portfolio turnover rate                                          44%            97%           65%           41%             23%**

**  PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
+ FOR THE PERIOD FROM JUNE 1, 1998 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31, 1998.
@ TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLES DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
# COMPUTED AFTER GIVING EFFECT TO AN AGREEMENT BY MASSMUTUAL TO WAIVE CERTAIN FEES AND EXPENSES OF THE FUND FOR THE PERIOD JUNE 1, 1998 THROUGH DECEMBER 31, 1998 AND THE YEARS ENDED DECEMBER 31, 1999, 2000, 2001 AND 2002.
(a) THE FUND HAS ENTERED INTO AN AGREEMENT WITH CERTAIN BROKERS TO REBATE A PORTION OF BROKERAGE COMMISSIONS. THE REBATED COMMISSIONS ARE USED TO REDUCE OPERATING EXPENSES OF THE FUND.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

1. THE FUND

MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are two series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Equity Index Fund ("Equity Index Fund") and MML Small Cap Equity Fund ("Small Cap Equity Fund"), formerly known as MML Small Cap Value Equity Fund.

The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

The Equity Index Fund offers three classes of shares: Class I, Class II and Class III. Each share class invests in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees borne by the classes. Because each class will have different fees and expenses, performance and share prices among the classes will vary. The classes of shares are offered to different types of investors, as outlined in the Fund's Prospectus.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange is determined in accordance with policies established by the Trustees.

SECURITIES LENDING

Each Fund may lend its securities to qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At December 31, 2002, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short- term instruments in the following amounts:

                                            SECURITIES ON LOAN    COLLATERAL
                                            ------------------   ------------
Equity Index Fund                              $ 24,713,783      $ 25,765,348
Small Cap Equity Fund                             1,887,518         1,950,650

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

During the year ended December 31, 2002 the following amounts were reclassified due to differences between book and tax accounting:

                                                     ACCUMULATED
                                                    NET REALIZED   UNDISTRIBUTED
                                          PAID-IN      GAIN ON    NET INVESTMENT
                                          CAPITAL    INVESTMENTS      INCOME
                                         --------   ------------  --------------
Equity Index Fund                        $ (2,503)     $   1,932      $      571
Small Cap Equity Fund                      (3,238)           225           3,013

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS

Each Fund may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At December 31, 2002, the Funds had no open forward foreign currency contracts.

FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Forward commitments are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At December 31, 2002, the Funds had no open forward commitments.

FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A summary of open futures contracts for the Equity Index Fund at December 31, 2002, is as follows:

                                                          NOTIONAL
      NUMBER OF                                           CONTRACT    NET UNREALIZED
      CONTRACTS             TYPE       EXPIRATION DATE     VALUE       DEPRECIATION
-------------------     -------------  ---------------  ------------  --------------
EQUITY INDEX FUND
BUYS
17                      S&P 500 Index     03/03/03      $  3,735,325   $  (78,997)

ALLOCATION OF OPERATING ACTIVITY

In maintaining the records for the Equity Index Fund, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expense relates based on the relative net assets of each.

3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT MANAGEMENT FEES

Under agreements between MassMutual and the Trust, on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly based on the following annual rates.

For the Equity Index Fund, MassMutual receives a fee from the Fund at an annual rate of 0.10% of the average daily net asset value of the Fund.

For the Small Cap Equity Fund, MassMutual receives a fee from the Fund at an annual rate of 0.65% of the first $100,000,000, 0.60% of the next $100,000,000,
0.55% of the next $300,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

MassMutual has entered into an investment sub-advisory agreement with David L. Babson &

Company, Inc. ("DLB"), pursuant to which DLB serves as the Small Cap Equity Fund's sub-adviser providing day-to-day management of the Fund's investments and reinvestment of the assets. DLB is a wholly owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. DLB receives a fee equal to an annual rate of 0.25% of the average daily net assets under management of the Fund.

MassMutual has also entered into an investment sub-advisory agreement with Deutche Asset Management, Inc. ("DAMI") for the Equity Index Fund. MassMutual pays a sub-advisory fee to DAMI based upon the aggregate net assets under management which include (1) the average daily net assets of the Equity Index Fund, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which DAMI provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

ADMINISTRATION & SHAREHOLDER SERVICE FEES

For the Equity Index Fund, under a separate administrative and shareholder services agreement between the Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates: 0.30% on the first $100,000,000, 0.28% on the next $150,000,000 and 0.26% on assets in excess of $250,000,000 of Class I shares of the Fund, 0.19% of the average daily net assets of Class II shares of the Fund, and for Class III shares, an amount not to exceed 0.05% of the average daily net assets of the Fund.

EXPENSE WAIVERS

For the Small Cap Equity Fund, MassMutual has agreed, at least through April 30, 2003, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net assets of the Fund for such year.

Effective February 28, 2002, for Class II of the Equity Index Fund, MassMutual has agreed, through April 30, 2004, to bear the expenses (other than interest, taxes, brokerage commissions and extraordinary expenses) to the extent that total operating expenses, as a percentage of average daily net assets, exceed 0.26%. For Class III, MassMutual has agreed, at least through April 30, 2003, to bear the expenses of the Fund, to the extent that the aggregate expenses (excluding the Fund's management and administrative fees, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.05% of the average daily net assets of the Fund for such year. MassMutual has also agreed to waive certain administrative and shareholder service fees payable by the Fund on account of Class III shares.

EXPENSE REDUCTIONS

The Small Cap Equity Fund has entered into an agreement with certain brokers whereby the brokers will rebate a portion of brokerage commissions. The amount earned by the Fund under such an agreement is presented as a reduction of the expenses in the statement of operations. For the year ended December 31, 2002, expenses were reduced under this agreement as follows:

                                                        REDUCTION
                                                        ---------
Small Cap Equity Fund                                    $    238

OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the year ended December 31, 2002, no significant amounts have been deferred.

4. PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2002 were as follows:

                                                  LONG-TERM U.S.     OTHER LONG-TERM
                                              GOVERNMENT SECURITIES    SECURITIES
                                              ---------------------  ---------------
PURCHASES
  Equity Index Fund                                     $       -      $  99,171,150
  Small Cap Equity Fund                                         -         37,838,026

SALES
  Equity Index Fund                                     $       -      $  18,921,062
  Small Cap Equity Fund                                         -         25,519,342

5. CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                                YEAR ENDED DECEMBER 31, 2002    YEAR ENDED DECEMBER 31, 2001
                                                   SHARES          AMOUNT          SHARES          AMOUNT
                                                ------------   -------------    ------------   -------------
EQUITY INDEX FUND CLASS I
  Sold                                               961,983   $  12,023,695       1,336,653   $  19,849,621
  Issued as reinvestment of dividends                 65,861         721,177          50,653         721,803
  Redeemed                                        (1,398,421)    (16,555,264)       (709,047)    (10,180,534)
                                                ------------   -------------    ------------   -------------
  Net increase (decrease)                           (370,577)  $  (3,810,392)        678,259   $  10,390,890
                                                ============   =============    ============   =============

EQUITY INDEX FUND CLASS II
  Sold                                             7,799,054   $ 102,342,173       2,806,411   $  41,800,069
  Issued as reinvestment of dividends                170,161       1,859,859          55,015         783,443
  Redeemed                                        (1,610,711)    (19,430,127)     (1,083,826)    (15,539,208)
                                                ------------   -------------    ------------   -------------
  Net increase (decrease)                          6,358,504   $  84,771,905       1,777,600   $  27,044,304
                                                ============   =============    ============   =============

EQUITY INDEX FUND CLASS III
  Sold                                               294,010   $   3,519,102       9,699,724   $ 127,454,382
  Issued as reinvestment of dividends                167,631       1,828,852         128,459       1,825,417
  Redeemed                                          (767,033)     (8,917,816)       (961,323)    (14,533,686)
                                                ------------   -------------    ------------   -------------
  Net increase (decrease)                           (305,392)  $  (3,569,862)      8,866,860   $ 114,746,113
                                                ============   =============    ============   =============

SMALL CAP EQUITY FUND
  Sold                                             4,033,669   $  38,725,010       3,219,560   $  29,822,852
  Issued as reinvestment of dividends                 18,417         157,182          28,361         277,041
  Redeemed                                        (2,722,806)    (25,373,163)     (1,881,365)    (17,693,242)
                                                ------------   -------------    ------------   -------------
  Net increase (decrease)                          1,329,280   $  13,536,029       1,366,556   $  12,406,651
                                                ============   =============    ============   =============

6. FOREIGN SECURITIES

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. FEDERAL INCOME TAX INFORMATION

At December 31, 2002, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, are as follows:

                                      FEDERAL       TAX BASIS       TAX BASIS     NET UNREALIZED
                                    INCOME TAX     UNREALIZED      UNREALIZED      APPRECIATION/
                                       COST       APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                  -------------   ------------   --------------  ---------------
Equity Index Fund                 $ 417,687,179   $  8,495,796   $ (101,253,137)   $ (92,757,341)
Small Cap Equity Fund                67,060,333      4,982,858       (7,774,181)      (2,791,323)

At December 31, 2002, the following Fund had available, for Federal income tax purposes, unused capital losses:

                                                        AMOUNT       EXPIRATION DATE
                                                     ------------   -----------------
Equity Index Fund                                    $  6,513,554   December 31, 2010
Small Cap Equity Fund                                      78,250   December 31, 2006
Small Cap Equity Fund                                     626,497   December 31, 2007
Small Cap Equity Fund                                     646,698   December 31, 2008
Small Cap Equity Fund                                     580,833   December 31, 2010

The following Fund has elected to defer to January 1, 2003 post-October losses:

                                                                          AMOUNT
                                                                        ---------
Equity Index Fund                                                       $ 404,343
Small Cap Equity Fund                                                      64,726

8. SUBSEQUENT EVENT

Effective January 31, 2003, Northern Trust Investments, Inc. ("Northern Trust") replaced Deutche Asset Management, Inc. ("DAMI") as the Equity Index Fund's Sub-Adviser. This change resulted from the sale by Deutche Bank, the parent company of DAMI, of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

INDEPENDENT AUDITORS' REPORT

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF MML SERIES INVESTMENT FUND

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the MML Equity Index Fund and the MML Small Cap Equity Fund (formerly known as MML Small Cap Value Equity Fund) (collectively the "Funds") which are components of the MML Series Investment Fund ("The MML Trust"), as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 2002 and 2001 and financial highlights for the years ended December 31, 2002, 2001, 2000 and 1999. These financial statements and financial highlights are the responsibility of the MML Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the year ended December 31, 1998 was audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2002, and the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Boston, Massachusetts
February 7, 2003

DIRECTORS AND OFFICERS (UNAUDITED)

The following table lists the Company's directors and officers; their address and age; their position with the Company; the length of time holding that position with the Company; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Company's Statement of Additional Information includes additional information about the Company's directors and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: MML Series Shareholder Services, MIP N312.

DISINTERESTED TRUSTEES

                                             TERM                                   NUMBER OF
                                          OF OFFICE**                             PORTFOLIOS IN
                                             AND                                      FUND
                            POSITION(S)     LENGTH             PRINCIPAL             COMPLEX               OTHER
    NAME, ADDRESS*,          HELD WITH      OF TIME      OCCUPATION(S) DURING      OVERSEEN BY         DIRECTORSHIPS
       AND AGE                 FUND         SERVED           PAST 5 YEARS            DIRECTOR         HELD BY TRUSTEE
------------------------  --------------  -----------  -------------------------  -------------  -------------------------
Ronald J. Abdow           Trustee of         Since     President, Abdow                39        Trustee, Abdow G&R Trust
Age: 70                   the Trust          1993      Corporation (operator                     and Abdow G&R Co. (owners
                                                       of restaurants).                          and operators or
                                                                                                 restaurant properties);
                                                                                                 Chairman, Western Mass
                                                                                                 Development Corp.;
                                                                                                 Chairman, American
                                                                                                 International College;
                                                                                                 Trustee, Oppenheimer
                                                                                                 Tremont Market Neutral
                                                                                                 Fund LLC, Oppenheimer
                                                                                                 Tremont Opportunity Fund
                                                                                                 LLC and Oppenheimer Real
                                                                                                 Estate Fund.

Richard H. Ayers          Trustee of         Since     Retired.                        39        Director, Applera
Age: 59                   the Trust          1999                                                Corporation; Director,
                                                                                                 Instron Corporation.

Mary E. Boland            Trustee of         Since     Attorney at Law, Egan,          39        Director (since 1999),
Age: 62                   the Trust          1973      Flanagan and Cohen, P.C.                  BankNorth Massachusetts;
                                                       (law firm), Springfield,                  Director (since 1999),
                                                       MA.                                       Massachusetts Educational
                                                                                                 Financing Authority.

David E.A. Carson         Trustee of         Since     Retired; Chairman and           39        Director, United
Age: 67                   the Trust          1999      Chief Executive Officer                   Illuminating Co.
                                                       (1997-2000), People's                     (electric utility);
                                                       Bank.                                     Trustee (since 1991),
                                                                                                 American Skandia Trust,
                                                                                                 American Skandia Advisor
                                                                                                 Funds and American
                                                                                                 Skandia Master Trust
                                                                                                 (open-end investment
                                                                                                 companies).

                                             TERM                                   NUMBER OF
                                          OF OFFICE**                             PORTFOLIOS IN
                                             AND                                      FUND
                            POSITION(S)     LENGTH             PRINCIPAL             COMPLEX               OTHER
    NAME, ADDRESS*,          HELD WITH      OF TIME      OCCUPATION(S) DURING      OVERSEEN BY         DIRECTORSHIPS
       AND AGE                 FUND         SERVED           PAST 5 YEARS            DIRECTOR         HELD BY TRUSTEE
------------------------  --------------  -----------  -------------------------  -------------  -------------------------
Richard W. Greene         Trustee of         Since     Retired; Vice President         39
Age: 66                   the Trust          1999      for Investments and
                                                       Treasurer (1998-2000),
                                                       University of Rochester
                                                       (private university).

Beverly L. Hamilton       Trustee of         Since     President ARCO                  39        Director (since 1991),
Age: 55                   the Trust          1999      Investment Management                     American Funds Emerging
                                                       Co. (1991-2000).                          Markets Growth Fund
                                                                                                 (open-interval mutual
                                                                                                 fund); Trustee (since
                                                                                                 2000), Monterey Institute
                                                                                                 for International
                                                                                                 Studies; Trustee (since
                                                                                                 2001), The California
                                                                                                 Endowment; Trustee (since
                                                                                                 2002), Community Hospital
                                                                                                 of the Monterey
                                                                                                 Peninsula; Investment
                                                                                                 Advisory Committees of
                                                                                                 Rockefeller Foundation,
                                                                                                 Unilever (Holland)
                                                                                                 pension fund, CFSB
                                                                                                 Sprout, University of
                                                                                                 Michigan endowment and
                                                                                                 Hartford Hospital.

F. William Marshall, Jr.  Trustee of         Since     Consultant (since 1999);        39        Trustee (since 2000),
Age: 60                   the Trust          1996      Chairman (1999), Family                   Denver-based Oppenheimer
                                                       Bank, F.S.B. (formerly                    and Centennial Funds.
                                                       SIS Bank); Executive Vice
                                                       President (1999), Peoples
                                                       Heritage Financial Group;
                                                       President, Chief
                                                       Executive Officer and
                                                       Director (1993-1999),
                                                       SIS Bancorp, Inc. and
                                                       SIS Bank (formerly,
                                                       Springfield Institution
                                                       for Savings).

INTERESTED TRUSTEES

                                             TERM                                   NUMBER OF
                                          OF OFFICE**                             PORTFOLIOS IN
                                             AND                                      FUND
                            POSITION(S)     LENGTH             PRINCIPAL             COMPLEX               OTHER
    NAME, ADDRESS*,          HELD WITH      OF TIME      OCCUPATION(S) DURING      OVERSEEN BY         DIRECTORSHIPS
       AND AGE                 FUND         SERVED           PAST 5 YEARS            DIRECTOR         HELD BY TRUSTEE
------------------------  --------------  -----------  -------------------------  -------------  -------------------------
Stuart H. Reese           Chairman           Since     Executive Vice President        39        Director (since 1994),
Age: 47                   and Trustee        1999      and Chief Investment                      Merrill Lynch Derivative
                          of the Trust                 Officer (since 1999),                     Products; Chairman (since
                                                       Chief Executive Director                  1999), Director (since
                                                       (1997-1999), MassMutual;                  1996), Antares Capital
                                                       Chairman and Chief                        Corporation (finance
                                                       Executive Officer                         company); Director (since
                                                       (since 2001), President                   1996), HYP Management,
                                                       and Chief Executive                       Inc. (managing member of
                                                       Officer (1999-2001),                      MassMutual High Yield
                                                       David L. Babson &                         Partners LLC), and MMHC
                                                       Company Inc. (investment                  Investment, Inc.
                                                       adviser); Chairman                        (investor in funds
                                                       (since 1999), President                   sponsored by MassMutual);
                                                       (1995-1999), MassMutual                   Director (since1994),
                                                       Corporate Investors and                   MassMutual Corporate
                                                       MassMutual Participation                  Value Partners Limited
                                                       Investors (closed-end                     (investor in debt and
                                                       investment companies).                    equity securities) and
                                                                                                 MassMutual Corporate
                                                                                                 Value Limited (parent of
                                                                                                 MassMutual Corporate
                                                                                                 Value Partners Limited);
                                                                                                 President (since 1997),
                                                                                                 MassMutual/Darby CBO IM
                                                                                                 Inc. (manager of
                                                                                                 MassMutual/Darby CBO LLC,
                                                                                                 a high yield bond fund);
                                                                                                 Advisory Board Member
                                                                                                 (since 1995), Kirtland
                                                                                                 Capital Partners.

Richard G. Dooley         Trustee of         Since     Consultant (since 1993),        39        Director, Kimco Realty
Age: 72                   the Trust          1995      MassMutual.                               Corporation (shopping
                                                                                                 center ownership and
                                                                                                 management); Director
                                                                                                 (since 1993), Jefferies
                                                                                                 Group, Inc. (financial
                                                                                                 services holding
                                                                                                 company); Vice Chairman
                                                                                                 (since 1995), Chairman
                                                                                                 (1982-1995), Director
                                                                                                 (since 1974), MassMutual
                                                                                                 Corporate Investors, and
                                                                                                 Vice Chairman (since
                                                                                                 1995), Director (since
                                                                                                 1988), Chairman
                                                                                                 (1988-1995), MassMutual
                                                                                                 Participation Investors
                                                                                                 (closed-end investment
                                                                                                 companies).

                                             TERM                                   NUMBER OF
                                          OF OFFICE**                             PORTFOLIOS IN
                                             AND                                      FUND
                            POSITION(S)     LENGTH             PRINCIPAL             COMPLEX               OTHER
    NAME, ADDRESS*,          HELD WITH      OF TIME      OCCUPATION(S) DURING      OVERSEEN BY         DIRECTORSHIPS
       AND AGE                 FUND         SERVED           PAST 5 YEARS            DIRECTOR         HELD BY TRUSTEE
------------------------  --------------  -----------  -------------------------  -------------  -------------------------
Frederick C. Castellani   Trustee and        Since     Executive Vice President        39
Age: 55                   President of       2001      (since 2001), Senior Vice
                          the Trust                    President (1996-2001),
                                                       MassMutual.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

    NAME, ADDRESS*,            POSITION(S)
       AND AGE               HELD WITH FUND                        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------  --------------------         ---------------------------------------------------------------------
James S. Collins          Chief Financial              Vice President (since 1999), Second Vice President (1990-1999),
Age: 44                   Officer and                  MassMutual.
                          Treasurer of Trust

Thomas M. Kinzler         Vice President               Vice President and Associate General Counsel (since 1999), Second
Age: 46                   and Secretary                Vice President and Associate General Counsel (1996-1999).
                          of the Trust

Vernon J. Meyer           Vice President               Vice President (since 1998), Second Vice President (1995-1998),
Age: 37                   of the Trust                 MassMutual.

David W. O'Leary          Vice President               Senior Vice President (since 2001), MassMutual; Senior Vice President
Age: 42                   of the Trust                 (1999-2001), Vice President (1996-1999), Aetna Financial Services.

* The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

** Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his successor or until he dies, resigns or is removed. Notwithstanding the foregoing, a Trustee shall retire and cease to serve as a Trustee as of the first board meeting following the date on which the Trustee attains the age of seventy-two years. Except, any Trustee who had already attained the age of seventy-two years as of April 19, 2001 shall retire and cease to serve as a Trustee on or before June 1, 2002, and any Trustee who attained the age of seventy-two years during 2001 shall retire and cease to serve as a Trustee on or before June 1, 2003.

FEDERAL TAX INFORMATION (UNAUDITED)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2002 qualified for the dividends received deduction, as follows:

Equity Index Fund                                            100.00%

February, 2003                                                       L4540-2 203